Exhibit 10.80

FORM OF SETTLEMENT AGREEMENT
among
FEDERAL NATIONAL MORTGAGE ASSOCIATION
and
FEDERAL HOME LOAN MORTGAGE CORPORATION
and
UNITED STATES DEPARTMENT OF THE TREASURY
and
THE HFA DESIGNATED HEREIN
and
U.S. BANK NATIONAL ASSOCIATION
Dated as of December 9, 2009

          This SETTLEMENT AGREEMENT is dated as of December 9, 2009 (as the same may be amended, supplemented or otherwise modified from time to time, this “Agreement”), among the FEDERAL NATIONAL MORTGAGE ASSOCIATION, a United States government sponsored enterprise (“Fannie Mae”), the FEDERAL HOME LOAN MORTGAGE CORPORATION, a United States government sponsored enterprise (“Freddie Mac”) (Fannie Mae and Freddie Mac are herein referred to as the “GSEs” and, each, a “GSE”), the UNITED STATES DEPARTMENT OF THE TREASURY (“Treasury”), the HFA identified on the signature page to this Agreement (the “HFA”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as escrow and closing agent (the “Closing Agent”) under this Agreement. Capitalized terms used in this Agreement that are not otherwise defined in Section 1 of this Agreement or in the recitals of this Agreement have the meaning assigned to them in Article 1 of the Placement Agreement.
WITNESSETH:
          WHEREAS, pursuant to that certain Memorandum of Understanding, dated October 19, 2009 (the “MOU”), among Treasury, the Federal Housing Finance Agency (“FHFA”), Fannie Mae and Freddie Mac, the parties to the MOU have agreed, among other things, to facilitate financing for various state and local housing finance agencies to serve homebuyers and low and moderate income renters (the “HFA Initiative”);
          WHEREAS, Treasury requested that FHFA and the GSEs help Treasury design and implement the programs set forth in the MOU in order to facilitate financing for the state and local housing finance agencies, and to implement the HFA Initiative, including implementing the New Issue Bond Program contemplated in the MOU;
          WHEREAS, the HFA, in accordance with the terms of the Placement Agreement, will exchange the Program Bonds with the GSEs for GSE Securities;
          WHEREAS, the Program Bonds will be held by, and in the name of, the Administrator, pursuant to the Administration Agreement;
          WHEREAS, the Administrator will deliver to each GSE a Custodial Receipt representing an undivided 50% beneficial ownership interest of such GSE (each, a “GSE Interest”) in the Program Bonds;
          WHEREAS, each GSE will enter into a trust agreement (each, a “Trust Agreement”) pursuant to which it, in its corporate capacity, will deliver its related Custodial Receipt to itself as trustee of a trust (each, a “Trust”) established by the GSE under a Trust Agreement;
          WHEREAS, each GSE will issue and deliver on behalf and at the direction of the HFA to Treasury’s Financial Agent, a series of GSE Securities that evidence each GSE’s Trust’s 50% beneficial ownership interest in the Program Bonds;

          WHEREAS, Treasury will purchase the GSE Securities and cause the Purchase Price for the GSE Securities to be remitted to the Closing Agent in payment for the GSE Securities;
          WHEREAS, the Closing Agent will remit the Purchase Price (less the GSE Fees) to the HFA Trustee;
          WHEREAS, in accordance with the terms of the Placement Agreement and the New Issue Bond Program Agreement, the parties to this Agreement desire that certain of the above referenced actions occur concurrently;
          WHEREAS, the GSEs, Treasury and the HFA desire to appoint the Closing Agent to perform various functions to facilitate the Settlement; and
          WHEREAS, the Closing Agent has the capacity to provide the respective services required hereby and is willing to perform such services for the GSEs, Treasury and the HFA on the terms set forth in this Agreement.
          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
          Section 1. Definitions and Rules of Construction.
          Whenever used in this Agreement (including in the Exhibits attached to this Agreement), the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section.
          “Administration Agreement” means the Administration Agreement, dated as of December 1, 2009, among Fannie Mae, Freddie Mac and the Administrator.
          “Administrator” means U.S. Bank National Association, in its capacity as custodian, collection agent, paying agent and administrator under the Administration Agreement.
          “Adverse Change” has the meaning given to such term in Section 3(i) of this Agreement.
          “Agent” means U.S. Bank National Association as escrow agent pursuant to the Global Escrow Agreement.
          “Authorized Person” means a person whose name and title appear on Exhibit B attached to this Agreement.
          “Business Day” means any day that is not (i) a Saturday, a Sunday, or any other day on which Fannie Mae, Freddie Mac or the Closing Agent is not open for business, (ii) a day on which banking institutions in New York are permitted or required by law or executive order to be closed or (iii) a day on which Treasury or the Federal Reserve Bank of New York is closed.
          “Certificate of Adverse Change” means a written certificate of the HFA stating that an Adverse Change has occurred and describing the nature thereof.
          “Closing Documents” means each of the items delivered to the Closing Agent under Section 3(a) and Section 3(b) of this Agreement.
          “Complete Indenture” means the Indenture, together with the Supplemental Indenture and any other supplements thereto.
          “Corporate Trust Office” means the corporate trust office of the Closing Agent at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 1 Federal Street, 3rd Floor, Boston, Massachusetts 02110, or at such other address as the Closing Agent may designate from time to time by notice to the GSEs, the HFA, Treasury and Treasury’s Financial Agent.
          “Custodial Receipt” means any of the custodial receipts relating to the Program Bonds executed and delivered by the Administrator to the GSEs pursuant to the Administration Agreement in the form attached as Exhibit A to the Administration Agreement.
          “DTC” means The Depository Trust Company or its successor in interest.
          “Escrow Account” has the meaning given to such term in Section 3(a)(v) of this Agreement.
          “Exception” has the meaning given to such term in Section 3(f) of this Agreement.
          “Failed Settlement” has the meaning given to such term in Section 3(f) of this Agreement.
          “Global Escrow Agreement” means the Global Escrow Agreement to be entered into among Fannie Mae, Freddie Mac, the HFA Trustee and the Agent.
          “GSE Fees” mean, with respect to each GSE, the sum of (a) the Initial Securitization Fee owed to such GSE and (b) the other fees and expenses due to such GSE on the Settlement Date (which includes any fees owed to the GSE Special Closing Counsel) with respect to all of the GSE Securities being issued to the HFA on the Settlement Date.
          “GSE Securities” means the securities issued by each GSE in exchange for the Program Bonds.
          “GSE Special Closing Counsel” means the special counsel to the GSEs identified on Schedule A of the Placement Agreement.

          “HFA Trustee” means the bond indenture trustee of the Program Bonds identified in the Settlement Statement.
          “Indenture” means the indenture or resolution identified on Schedule B to the Placement Agreement pursuant to which the Program Bonds were issued.
          “Initial Securitization Fee” means the Initial Securitization Fee payable by the HFA to each GSE, which such amount is set forth on Schedule A to the Placement Agreement.
          “Legal Deposit” means the legal deposit in the amount of $25,000 wired by the HFA to the Closing Agent pursuant to the Participation Letter, evidencing the intent of the HFA to participate in the New Issue Bond Program.
          “New Issue Bond Program” means the program pursuant to which Treasury will purchase GSE Securities pursuant to the New Issue Bond Program Agreement.
          “New Issue Bond Program Agreement” means the New Issue Bond Program Agreement, dated as of December 9, 2009, among Treasury, Fannie Mae and Freddie Mac.
          “Official Statement” means the Official Statement of the HFA delivered pursuant to Section 5.1(a)(iv) of the Placement Agreement pertaining to the Program Bonds being delivered to the GSEs in exchange for the GSE Securities.
          “Opinion of Counsel” means a written opinion of counsel, who may be outside or salaried counsel of the party causing the opinion to be delivered, acceptable in any event to (a) each of the parties to which such opinion is addressed and (b) each of the parties entitled to rely on such opinion.
          “Participation Letter” means the participation letter from the HFA to Fannie Mae and Freddie Mac acknowledging the HFA’s intent to participate in the HFA Initiative.
          “Placement Agreement” means the Placement Agreement, dated December 9, 2009, by and among Fannie Mae, Freddie Mac and the HFA, which provides for the exchange of the Program Bonds for the GSE Securities.
          “Pre-Settlement Conditions” has the meaning given to such term in Section 3(d)(v) of this Agreement.
          “Private Placement Memorandum” means a private placement memorandum of a GSE relating to the GSE Securities.
          “Program Bonds” means, collectively, the single-family mortgage revenue bonds and/or multifamily mortgage revenue bonds issued by the HFA and identified in Schedule B to the Placement Agreement.
          “Purchase Price” means the aggregate purchase price paid by Treasury for the GSE Securities, which is specified in the Settlement Statement.

          “Rating Agencies” mean any of Fitch, Inc., Moody’s Investors Service, Inc. and/or Standard & Poor’s Ratings Services.
          “Revised Settlement Date” has the meaning given to such term in Section 3(g) of this Agreement.
          “Settlement” means the consummation of the issuance and exchange of the Program Bonds for the GSE Securities, the purchase of the GSE Securities by Treasury, the payment of the net purchase proceeds to the HFA Trustee, the payment of the GSE Fees to the GSEs and the other transactions contemplated by the Placement Agreement and this Agreement.
          “Settlement Date” means December 23, 2009.
          “Settlement Statement” means the statement in the form of Schedule I attached to this Agreement.
          “Supplemental Indenture” means the supplemental indenture, resolution and/or appendix to the Indenture entered into in connection with the issuance of the Program Bonds.
          “Treasury’s Financial Agent” means JPMorgan Chase Bank, N.A., as Treasury’s financial agent or such other party as Treasury may appoint for such purpose from time to time.
          Section 2. Appointment.
          The GSEs, Treasury and the HFA hereby appoint the Closing Agent to act as escrow agent and closing agent under this Agreement and to provide the other services for the period described in this Agreement and on the terms set forth in this Agreement. The Closing Agent hereby accepts such appointment and agrees during such period to provide the services set forth in this Agreement for the compensation provided for in this Agreement.
          Section 3. Delivery of Closing Documents; Duties of the Parties.
          (a) In accordance with the Placement Agreement, the HFA shall:
(i)	on or prior to 10:00 AM, local time of the office of the GSE Special Closing Counsel, on December 9, 2009, deliver or cause to be delivered to the GSE Special Closing Counsel the Placement Agreement (an original or pdf copy), this Agreement (an original or pdf copy), the Settlement Statement with all information completed therein (an original or pdf copy) and one electronic copy (with a hard copy to follow) of the Official Statement (along with their respective executed signature pages if the applicable document requires execution), a copy of each of which will be delivered by the GSE Special Closing Counsel to Treasury’s Financial Agent prior to noon, New York time, on December 9, 2009;

(ii)	on or prior to 5:00 PM, New York time, on December 11, 2009, deliver or cause to be delivered (a) to the Closing Agent the completed UW Source spreadsheet by e-mail at usbhfa@usbank.com (for delivery to DTC) and a copy of the Official Statement and (b) to DTC a copy of the Letter of Representation of the HFA;

(iii)	on or prior to 10:00 AM, local time of the office of the GSE Special Closing Counsel, on December 14, 2009, deliver or cause to be delivered to the GSE Special Closing Counsel the documents (originals or pdf copies) specified in Schedule C (Settlement Deliverables) of the Placement Agreement (along with their respective executed signature pages if the applicable document requires execution);

(iv)	on or prior to 5:00 PM, New York time, on December 18, 2009, deliver or cause to be delivered to the Closing Agent a certificate of the HFA Trustee in the form of Exhibit D attached to this Agreement; and

(v)	on or prior to 1:00 PM, New York time, on December 21, 2009, cause the Program Bonds to be settled, released and credited to the Closing Agent’s participant account at DTC for further credit by the Closing Agent to a securities account held by the Closing Agent (the “Escrow Account”).
          In the event that the GSE Special Closing Counsel or either GSE does not agree with the information set forth in the Settlement Statement, the HFA hereby agrees to cooperate with such parties and revise the Settlement Statement to reflect the terms mutually agreed upon (whereupon the revised Settlement Statement shall be the operative Settlement Statement for all purposes of this Agreement). In the event that a revised Settlement Statement is not agreed upon by such parties, delivery of the Settlement Statement pursuant to Section 3(a)(i) above will not have been satisfied and a Failed Settlement will be deemed to have occurred.
          (b) The GSEs shall deliver, or cause to be delivered, to the Closing Agent, the following documents along with their respective executed signature pages (if the applicable document requires execution) all in accordance with the time frames set forth below:
(i)	on or prior to noon, New York time, on December 17, 2009, a certification from the GSEs substantially in the form of Exhibit A attached to this Agreement; and

(ii)	on or prior to 5:00 PM, New York time, on December 18, 2009, a copy of the Placement Agreement.
          (c) On or prior to noon, New York time, on December 18, 2009, Treasury (or Treasury’s Financial Agent on Treasury’s behalf) shall do all things necessary to register the

GSE Securities with DTC and make the GSE Securities DTC FAST-eligible, including without limitation: (i) paying all required fees and (ii) delivering the Private Placement Memorandum and entering all other required information into the DTC system, including without limitation, delivering the DTC Eligibility Questionnaire, or any other data requested by DTC in the form of a questionnaire or any other form.
          (d) Prior to 5:00 PM, New York time, on December 21, 2009, the Closing Agent shall:
(i)	examine the Closing Documents that were received by it hereunder and determine whether it has received all of the Closing Documents required to be delivered to it under Section 3(a) and Section 3(b) above;

(ii)	confirm the execution (if such document requires execution) by each of the parties to the Closing Documents;

(iii)	confirm that the Closing Documents appear complete and regular on their face and are in the form required by this Agreement;

(iv)	confirm that the Program Bonds have been credited to the Escrow Account in accordance with Section 3(a)(v) above; and

(v)	confirm with DTC that the GSE Securities have been set up as DTC Fast-eligible as specified in Section 3(c) above (collectively, clauses (i) through (v) are the “Pre-Settlement Conditions”).
The Closing Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, other paper or document that it reviews under this Section 3(d), but may make such further inquiry or investigation into such facts or matters as it may deem necessary.
          (e) If the Closing Agent has determined that all the required Pre-Settlement Conditions have been met hereunder, the Closing Agent shall notify each GSE, the HFA, Treasury and Treasury’s Financial Agent of such determination, which notification shall (i) occur no later than 5:00 PM, New York time, on December 21, 2009 and (ii) be substantially in the form attached to this Agreement as Exhibit C. Upon receipt of notice that all Pre-Settlement Conditions have been met, Treasury shall cause Treasury’s Financial Agent, on or prior to 9:00 AM, New York time, on the Settlement Date, to wire on behalf of Treasury the aggregate Purchase Price for the GSE Securities to the Closing Agent pursuant to the Closing Agent’s wire instructions set forth in the Settlement Statement. The Closing Agent shall hold the Purchase Price in escrow pending release in accordance with Section 4 of this Agreement.
          (f) If the Closing Agent determines that any of the Pre-Settlement Conditions have not been met, the Closing Agent shall notify the parties to this Agreement of each exception (each such exception, an “Exception”) no later than 5:00 PM, New York time, on December 21, 2009 and identify the nature thereof. If each Exception is not waived or cured in all material respects by 11:00 AM, New York time, on December 22, 2009, or if the Program Bonds have not been credited to the Escrow Account by at least 2:00 PM, New York time, on December 22, 2009, the Closing Agent shall notify each GSE, the HFA, Treasury and Treasury’s Financial Agent of such and the Settlement shall constitute a “Failed Settlement.” The Closing Agent shall then proceed in accordance with Section 3(g) below.
          (g) Subject to the last sentence of this paragraph, if a Failed Settlement has occurred, the Closing Agent shall within one Business Day after the scheduled Settlement Date (except as otherwise set forth below) (i) return each Closing Document to the respective party that delivered it to the Closing Agent by overnight mail, (ii) cause the Program Bonds being held in the Escrow Account to be returned to the HFA (or the HFA Trustee), (iii) promptly return the Purchase Price (to the extent received by the Closing Agent) to Treasury’s Financial Agent in accordance with the wire instructions provided in the Settlement Statement and (iv) apply the Legal Deposit in accordance with the instructions of the GSEs. In the event of a Failed Settlement, Treasury, the GSEs and the HFA may agree and instruct the Closing Agent in writing that such Settlement shall occur on the January 12th settlement date for the New Issue Bond Program (the “Revised Settlement Date”), in which case the Closing Agent shall (x) hold the Closing Documents in accordance with this Agreement until the Revised Settlement Date, (y) re-determine prior to the Revised Settlement Date whether all of the Pre-Settlement Conditions have been met with respect to such Settlement and (z) comply with all of the other provisions of this Agreement with respect to such Settlement, all in accordance with the revised time line established by reference to the Revised Settlement Date.
          (h) Any notifications and instructions pursuant to this Section 3 sent to any party to this Agreement shall be in writing (which may be by facsimile or electronic mail) with receipt confirmed by telephone at the addresses set forth below in Section 10. Any such notifications must be from an Authorized Person.
          (i) In the event of a change in law or facts occurring on or before the Settlement Date, which change was beyond the control of the HFA (or the entity providing the Closing Document on behalf of the HFA) and which change materially adversely affects the conclusions or representations contained in a Closing Document (an “Adverse Change”), the HFA shall deliver a Certificate of Adverse Change on or prior to the Settlement Date. Delivery of a Certificate of Adverse Change shall not result in a Failed Settlement, and Settlement shall otherwise occur as herein provided, including the delivery of the GSE Securities, the transfer of funds and the payment of all GSE Fees as contemplated herein. Delivery of a Certificate of Adverse Change will subject the Program Bonds to mandatory and involuntary redemption in whole in accordance with the terms of the Complete Indenture.

          Section 4. Disbursement of Funds and Release of Closing Documents.
          (a) Upon (A) satisfaction of the Pre-Settlement Conditions and (B) receipt by the Closing Agent of the Purchase Price, the Closing Agent shall on the Settlement Date:
(i)	release the Closing Documents from escrow;

(ii)	disburse the applicable GSE Fees and expenses out of the Purchase Price and the Legal Deposit to the related GSE and the other parties entitled thereto in accordance with the Settlement Statement;

(iii)	disburse the remaining Purchase Price (net of the GSE Fees and expenses paid pursuant to clause (ii) above) to the HFA Trustee and, if applicable, to the Agent pursuant to the Global Escrow Agreement in accordance with the Settlement Statement (including the wire instructions of the HFA Trustee and the Agent set forth therein); and

(iv)	transfer the Program Bonds being held in the Escrow Account to the trust account established by the Administrator pursuant to the Administration Agreement (and the Administrator, upon receipt of the Program Bonds will deliver the Custodial Receipts to the GSEs).
          (b) Upon receipt of the Custodial Receipts, each GSE shall issue the related GSE Securities and deliver, or cause to be delivered, the GSE Securities to Treasury by crediting Treasury’s Financial Agent’s account at DTC.
          (c) Each of the parties to this Agreement hereby agrees and acknowledges that the events described in Section 4 (a) and (b) above will be deemed to take place concurrently. The HFA hereby acknowledges and agrees that, upon the transfer pursuant to Section 4(a)(iv) above of the Program Bonds to the trust account established by the Administrator in accordance with the Placement Agreement, the Administrator, on behalf of the GSEs, will acquire good, unencumbered and marketable title to the Program Bonds and neither the HFA nor any other party will have any claim to or interest in the Program Bonds.
          (d) If any of the events described in Section 4 (a) and (b) above do not occur on the Settlement Date, the Settlement shall be deemed to be a Failed Settlement and the Closing Agent shall follow the procedures set forth in Section 3(g) above.
          Section 5. Resignation and Removal of the Closing Agent.
          (a) The Closing Agent shall not resign from the obligations and duties imposed on it as Closing Agent under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over the Closing Agent or its properties. Notice of any such determination permitting or requiring the resignation of the Closing Agent shall be communicated to the GSEs, the HFA, Treasury and Treasury’s Financial Agent at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the GSEs, the HFA, Treasury and Treasury’s Financial Agent concurrently with or promptly after such notice. No such resignation shall become effective until a successor Closing Agent shall have assumed the responsibilities and obligations of the resigning Closing Agent in accordance with Section 5(d) below.
          (b) Subject to Section 5(d) of this Agreement, the GSEs and Treasury, acting together, may remove the Closing Agent without cause by providing the Closing Agent with at least 5 days’ prior written notice.
          (c) Subject to Section 5(d) of this Agreement, the GSEs and Treasury, acting together, may remove the Closing Agent immediately upon written notice of termination from the GSEs to the Closing Agent and the HFA if any of the following events shall occur:
(i)	the Closing Agent shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within one (1) Business Day (or, if such default cannot be cured in such time, shall not give within one (1) Business Day such assurance of cure as shall be reasonably satisfactory to the GSEs and Treasury);

(ii)	a court having jurisdiction shall enter a decree or order for relief in respect of the Closing Agent in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Closing Agent or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)	the Closing Agent shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Closing Agent or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          (d) No resignation or removal of the Closing Agent pursuant to this Section shall be effective until (i) a successor Closing Agent shall have been appointed by the GSEs and Treasury and (ii) such successor Closing Agent shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Closing Agent is bound hereunder.
          Section 6. Closing Agent Responsibilities.
          The Closing Agent executes this Agreement solely for the purpose of accepting the escrow created by this Agreement and performing the duties set forth herein on the terms and conditions set forth in it, and undertakes to perform the duties, but only the duties, specifically set forth in this Agreement. The Closing Agent is not required to secure the performance of its duties by bond or otherwise. The HFA, Treasury, Fannie Mae and Freddie Mac hereby release the Closing Agent from all liability for any punitive, incidental, consequential, or other damages or obligations to them for any act or omission by the Closing Agent or any of its agents or employees in good faith in the exercise of its or their duties and in a manner reasonably believed by it or them to be authorized or within the duties, rights, powers, privileges, or direction conferred on the Closing Agent by this Agreement, except for willful misconduct, negligence, or tortious conversion of any funds held hereunder. Without limiting the generality of the foregoing, the responsibilities of the Closing Agent are further defined, limited, and qualified by the following:
     (i) The duties and obligations of the Closing Agent will be determined by the express provisions of this Agreement, and this Agreement is not to be interpreted or construed to impose on the Closing Agent any implied duties, covenants, or obligations.
     (ii) The Closing Agent may execute any of its rights, powers, or responsibilities under this Agreement either directly or by or through its agents, partners, employees, or attorneys, and it will not be liable for any error of judgment made in good faith by an authorized agent, partner, employee, or attorney of it, unless it is proven that the Closing Agent was negligent in ascertaining the pertinent facts or in employing or supervising the agent, partner, employee or attorney.
     (iii) The Closing Agent will not be liable to any person with respect to any action taken, suffered, or omitted by it in accordance with this Agreement or in accordance with written instructions signed by the GSEs, Treasury, Treasury’s Financial Agent and/or the HFA in accordance with this Agreement, or an order issued by a court of competent jurisdiction.
     (iv) Except as otherwise specified in this Agreement, the Closing Agent shall not be responsible to the GSEs, the HFA or Treasury or any other person or entity for recitals, statements or warranties or representations of any other person or entity contained herein, in the Closing Documents or in any other documents related thereto or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or the Closing Documents on the part of the HFA.

     (v) The Closing Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for the Closing Agent’s negligence, reckless disregard or willful misconduct.
     (vi) The Closing Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if the Closing Agent believes that repayment of such funds (repaid in accordance with the terms of this Agreement) or adequate indemnity against such risk or liability is not reasonably assured to it.
     (vii) The Closing Agent may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.
     (viii) The Closing Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.
     (ix) The Closing Agent shall not be responsible for delays or failures in performance resulting from acts beyond its reasonable control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.
          Section 7. Compensation and Expenses of the Closing Agent.
          As compensation for the performance of the Closing Agent’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Closing Agent shall be entitled to receive the fees set forth in the Administration Agreement.
          Section 8. Controversy.
          If a controversy arises before, during, or after the term of this Agreement with respect to the Closing Documents or the Settlement, the Closing Agent may do either or both of the following: (a) withhold further performance by it under the instructions set forth in this Agreement until all of the parties to this Agreement provide joint instructions with respect to such controversy; or (b) commence or defend any action or proceeding for or in the nature of interpleader. If a suit or proceeding for or in the nature of interpleader is brought by or against it, the Closing Agent may deliver the Closing Documents and other funds and property held by it under this Agreement into the registry of the court and thereupon will be released and discharged from all further obligations and responsibilities under this Agreement.

          Section 9. Term of the Agreement.
          This Agreement shall terminate upon the earliest to occur of (i) the completion of all of the releases, deliveries and disbursements provided for in Section 4 hereof, (ii) the return of all Closing Documents, funds and other documents in connection with a Failed Settlement in accordance with Section 3(g) of this Agreement or (iii) the mutual written agreement of the parties to this Agreement that this Agreement should be terminated.
          Section 10. Notices.
          All notices, directions, certificates or other communications under this Agreement shall be sent by e-mail (as a first preference), certified or registered mail, return receipt requested, or by overnight courier addressed to the appropriate notice address set forth below. Any such notice, certificate or communication shall be deemed to have been given as of the date of actual delivery or the date of failure to deliver by reason of refusal to accept delivery or changed address of which no notice was given pursuant to this Section 10. Any of the parties to this Agreement may, by such notice described above, designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement. The notice addresses are as follows:

To Closing	U.S. Bank National Association
Agent:	One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Structured Finance/HFA Program

	E-mail:	Julie.Kirby@usbank.com

To Treasury:	Care of:

JPMorgan Chase Bank, N.A.
1 Chase Manhattan Plaza, Floor 19
New York, New York 10005
Attention: Lillian G. White
Phone - 212-552-2392
Fax - 212-552-0551

	E-mail:	jpm.hfa@jpmorgan.com

with a copy to:

Lillian.G.White@jpmorgan.com

Notice delivered to Treasury at the address given above shall also constitute notice to Treasury’s Financial Agent.

with a copy to:

Department of the Treasury
1500 Pennsylvania Avenue, N.W.
Washington, D.C. 20220
	Attention:	Fiscal Assistant Secretary
re: Housing Finance Agencies Initiative

and

	Attention:	Assistant General Counsel
(Banking and Finance)
re: Housing Finance Agencies Initiative

To Fannie Mae:	Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016
	Attention:	Carl W. Riedy, Jr. Vice President for Public Entities Channel, Housing and Community Development

	E-mail:	Carl_W_Riedy@fanniemae.com

and

	Attention:	Barbara Ann Frouman
Vice President and
Deputy General Counsel, Housing and
Community Development

	E-mail:	Barbara_Ann_Frouman@fanniemae.com

with copies to:

John Runyon
Director of Capital Markets Operations
	E-mail:	john_l_runyon@fanniemae.com

To Freddie Mac:	Freddie Mac
1551 Park Run Drive
Mail Stop D4F
McLean, Virginia 22102
	Attention:	Mark D. Hanson
Vice President Mortgage Funding

	E-mail:	Mark_Hanson@freddiemac.com

and

Freddie Mac
8200 Jones Branch Drive
McLean, Virginia 22102

	Attention:	Melinda Reingold
Managing Associate General Counsel —Mortgage Securities

	E-mail:	Melinda_Reingold@freddiemac.com

	with copies to:	Arnold_Dean@freddiemac.com and
Edward_Abrams@freddiemac.com

To HFA:	The address identified in the Settlement Statement.
or to any other address any party provides to the other parties in writing.
          Section 11. Amendments.
          The parties to this Agreement may from time to time amend this Agreement in writing, and such amendments, when executed by all parties, shall then become a part of this Agreement.
          Section 12. Governing Law.
          This Agreement shall be governed by, and interpreted in accordance with, the laws of the United States, not the law of any state or locality, except that the authority and powers of the HFA shall be governed by and construed in accordance with the laws of its state. To the extent that a court looks to the laws of any state to determine or define the laws of the United States, it is the intention of the parties to this Agreement that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws.
          Section 13. Entire Agreement; Priority of Agreements.
          This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to the matters set forth herein. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. In the event of any conflict or inconsistency between this Agreement and the Placement Agreement, this Agreement shall control.
          Section 14. Successors and Assigns.
          Neither this Agreement nor any of the rights and obligations of the HFA under this Agreement may be assigned by the HFA without the prior written consent of each GSE. The rights of the GSEs under this Agreement shall inure to the benefit of their respective successors and assigns.
          Section 15. No Third-Party Beneficiaries.
          Except as to Treasury’s Financial Agent, this Agreement does not confer any rights, benefits, remedies or claims, either at law or in equity, on any person not a party to this Agreement. Treasury’s Financial Agent shall be a beneficiary, and entitled to enforce the provisions, of this Agreement.
          Section 16. Headings.
          The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
          Section 17. Counterparts.
          This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.
          Section 18. Severability.
          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          Section 19. Records.
          The Closing Agent shall maintain appropriate books of account and records as required by law and relating to the Closing Agent’s services performed under this Agreement. These books of account and records shall be accessible for inspection upon written request by the GSEs, the HFA, Treasury or Treasury’s Financial Agent at any time during normal business hours.
* * *

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By:
Name:
Title:

[Fannie Mae Signature Page to Settlement Agreement]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

FEDERAL HOME LOAN MORTGAGE CORPORATION
By:
Name:
Title:

[Freddie Mac Signature Page to Settlement Agreement]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

UNITED STATES DEPARTMENT OF THE TREASURY
By:
Name:
Title:

[Treasury Signature Page to Settlement Agreement —[HFA] [(Single-family)][(Multifamily)]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

[HFA]
By:
Name:
Title:

[HFA Signature Page to Settlement Agreement]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

[U.S. Bank Signature Page to Settlement Agreement]

Schedule I
FORM OF SETTLEMENT STATEMENT
NEW ISSUE BOND PROGRAM
Name of HFA Bond(s):

     I. CONTACTS
(A)	HFA

[name and address of HFA]

[contact individuals; include phone and email]

(B)	HFA TRUSTEE

[name and address of HFA trustee]

[contact individuals; include phone and email]

(C)	US BANK
Julie Kirby U.S. Bank National Association One Federal Street, 3rd Floor Boston, MA 02110 Telephone: 617-603-6576 E-mail: Julie.Kirby@usbank.com
(D)	GSEs

Fannie
Robert Mailley Fannie Mae 3900 Wisconsin Avenue, N.W. Mailstop 2H-3S/16 Washington, D.C. 20016-2892 Telephone: 202-752-7240 E-mail: Robert_Mailley@fanniemae.com

Schedule I-1

Freddie
Mike Dawson Freddie Mac 1551 Park Run Drive McLean, Virginia 22102 Telephone: 571-382-3812 E-mail: Mike_Dawson@freddiemac.com
(E)	JPMORGAN CHASE
Lillian G. White JPMorgan Chase Bank, N.A. 1 Chase Manhattan Plaza, Floor 19 New York, New York Telephone — 212-552-2392 Fax — 212-552-0551 E-mail: Lillian.G.White@jpmorgan.com
(F)	HFA BOND COUNSEL

[name and address of counsel]

[contact individuals; include phone and email]

(G)	[HFA ISSUER’S COUNSEL]

[name and address of counsel]

[contact individuals; include phone and email]

(H)	GSE SPECIAL CLOSING COUNSEL

[name and address of counsel]

[contact individuals; include phone and email]

Schedule I-2

     II. SECURITIES DETAILS
TERM BONDS

	Principal Balance			Initial Interest
	at Issue Date	Trade Price	CUSIP Number	Rate	Final Maturity Date
Single Family Simultaneous Premium	$	103 00
Single Family Simultaneous Par	$	100 00
Single Family Escrow	$	100 00
Multifamily Escrow	$	100 00
     III. MARKET BONDS (if any)

Principal Balance at Issue Date	CUSIP Number	Initial Interest Rate	Final Maturity Date

$
Escrow Ratio:
Market Bond/ Sum of Market Bonds and Simultaneous Par Program Bonds Issued: ___%
     IV. SOURCES AND USES

PURCHASE PRICE FROM JPMC	$
GSE INITIAL SECURITIZATION FEES
Fannie		($	)
Freddie		($	)
GSE EXPENSES (SPECIAL COUNSEL LEGAL FEES)
Fannie		($	)
Freddie		($	)
LEGAL DEPOSIT	$
NET REMITTANCE TO HFA TRUSTEE	$

Schedule I-3

     V. WIRE INSTRUCTIONS

US BANK AS CLOSING AGENT:	ABA = 091000022 U.S. Bank
BBK = U.S. Bank N.A.
BNF = U.S. Bank Trust N.A..A.
A/C : 173103321118
OBI = Structured Finance- Account # (TBD)
Ref: NIBP-HFA Code
Attn: Corporate Trust GSE Securitization

FANNIE MAE	FNMA NYC
ABA 021039500
Acct. Fannie Mae
Ref: GR090-HFA

FREDDIE MAC	Bank Name: FHLMC WASH/INV
ABA: 021033205
Attn: Jim Wolfson
Ref: securitization fee

GSE OUTSIDE COUNSEL

US BANK FEE ACCOUNT	ABA = 091000022 U.S. Bank
BBK = U.S. Bank N.A.
BNF = U.S. Bank Trust N.A..A.
A/C : 173103321118
OBI = Structured Finance- Account # (TBD)
Ref: NIBP-HFA Code
Attn: Corporate Trust GSE Securitization

HFA TRUSTEE

HFA

OTHERS

Schedule I-4

EXHIBIT A
U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Structured Finance/HFA Program
     Re: Settlement Agreements listed on Schedule A
Ladies and Gentlemen:
[                    __], 2009
          Pursuant to Section 3(b)(i) of each of the Settlement Agreements listed on Schedule A to this certificate (each, a “Settlement Agreement”), the undersigned hereby certifies to U.S. Bank National Association that it has received and reviewed the certification (the “Closing Counsel Certification”) provided to it by the GSE Special Closing Counsel regarding the items to be delivered to the GSE Special Closing Counsel pursuant to Section 3(a)(i) and Section 3(a)(iii) for each of the transactions listed on Schedule A to this certificate and that each such Closing Counsel Certification is acceptable to the undersigned.
          This certificate may be executed in counterparts, each of which when so executed shall together constitute but one and the same certificate. All capitalized terms used herein unless otherwise defined shall have the meaning ascribed to them in the Settlement Agreements.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By:
Name:
Title:

FEDERAL HOME LOAN MORTGAGE CORPORATION
By:
Name:
Title:

A-1

EXHIBIT B
Authorized Persons
FANNIE MAE

NAME	TITLE

Richard Sorkin	Vice President, Capital Markets — Structured Transactions
FREDDIE MAC

NAME	TITLE

Mark Hanson	Vice President Mortgage Funding

Mike Dawson	Vice President Deal & Contract Management
TREASURY

NAME	TITLE

Gary Grippo	Deputy Assistant Secretary for Fiscal Operations and Policy
HFA

NAME	TITLE

B-1

EXHIBIT C
Notice
[December 21, 2009]
[Addressees listed on Schedule 1
hereto]
     Re: Settlement Agreements — Closing Conditions
Ladies and Gentlemen:
     This notice is given to you in accordance with the provisions of the Settlement Agreements, dated as of                      2009 listed on Schedule I hereto (the “Settlement Agreements”), by and among Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, United States Department of the Treasury, U.S. Bank National Association, as closing agent (the “Closing Agent”), and the HFAs parties to those agreements. All initially capitalized terms used herein shall have the meaning ascribed to them in the Settlement Agreements. In accordance with Section [3(e)] of the Settlement Agreements, the Closing Agent hereby notifies you that it has determined that all of the required Pre-Settlement Conditions have been satisfied [subject to the exceptions listed on Schedule II attached hereto].
     The Closing Agent has made no independent examination of any of the documents delivered to it in accordance with Section 3 of the Settlement Agreements beyond the review specifically required by the Settlement Agreements. The Closing Agent makes no representations as to the validity, legality, enforceability or genuineness of any of such documents or the Program Bonds to which they relate.

U.S. Bank National Association, as Closing Agent
By:
Name:
Title:

C-1

EXHIBIT D
CERTIFICATION OF RECEIPT
$
[Bond Caption]
The undersigned, an authorized representative of [Trustee] as Trustee under that [Indenture] dated as of [                    ], of [Issuer] (the “Issuer”) as amended and supplemented in connection with the issuance of the Program Bonds, the Trustee hereby acknowledges receipt from or on behalf of the Issuer of the sum of $                     for deposit under the Indenture as follows: (a) $                     (the “Shortfall Amount”) into the [Program Fund]; and (b) $                     (the “Costs of Issuance Amount”) for deposit into the [Costs of Issuance Fund].
The Trustee hereby certifies that the Shortfall Amount is equal to the difference between the initial principal amount of the Program Bonds and the proceeds of the Program Bonds to be delivered in payment therefor pursuant to the Indenture. The Shortfall Amount consists of:
a. GSE Initial Securitization Fee of $______; and
b. GSE Special Closing Counsel Fee of $______.
The Costs of Issuance Amount consists of:
a.	Bond Counsel Fee of $ _

b.	Issuer’s [Financial Advisor/Special Advisor] Fee of $______

c.	[Issuer Counsel Fee] of $ ___; and

d.	[other payees]
DATED: December ___, 2009

[TRUSTEE], as Trustee
By
Title

D-1